Exhibit 10.3

                                                             USA Delivery No: 01
                                             MOT Control No: MOT 530362-102 LBTG
                                             USA Control No: USA 530362-102 LBTG


                           [LIBERTY COAL ENERGY LOGO]

                           UNIT SUBSCRIPTION AGREEMENT
                     For Purchase of Units of Common Shares
                                       And
                     Warrants to Purchase Common Shares in:

                               Liberty Coal Energy
                      99 18th Street, Suite 3000, Denver CO
                             Denver, Colorado 80202
                                 1-760-448-1146
                                A Nevada Company
                           http://www.libertycoal.com/

This is an offer to sell securities of Liberty Coal Energy ("Company") to the Investor(s). This Unit Subscription Agreement is conditional on completed Due Diligence meeting the satisfaction of the Investor(s), obtaining appropriate legal opinions and signing of the completed Transaction Documents.

THE OFFER AND SALE OF THE COMMON SHARES AND WARRANTS ("UNITS") DESCRIBED HEREIN ARE NOT BEING ISSUED UNDER A REGISTRATION THROUGH THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THROUGH REGISTRATION WITH ANY STATE'S SECURITIES ACTS, BUT ARE BEING ISSUED IN RELIANCE UPON AVAILABLE EXEMPTIONS FROM SUCH ACTS' REGISTRATION REQUIREMENTS. UNITS PURCHASED HEREUNDER MAY BE SUBJECT TO CERTAIN RESTRICTIONS ON SALE, TRANSFER, HYPOTHECATION OR OTHERWISE. THESE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, AND NO SUCH COMMISSION HAS PASSED UPON OR ENDORSED THE MERITS OF THESE UNITS OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO PURCHASE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. CHANGES IN INFORMATION OCCURRING AFTER THE DATE OF THIS MEMORANDUM ARE NOT NECESSARILY REFLECTED HEREIN. PURCHASE OF THESE UNITS INVOLVES A HIGH DEGREE OF RISK.

US NOTICE: Any dissemination of these possible terms to the general public, distribution within the borders of the United States of America, distribution to United States citizens abroad, or to other funding or investment sources could void any exemptions for Private Placement status under US Securities Law. The Company and Investor(s) agree that no public announcements or dissemination of any information to any source other than the Company, the Advisor, the Intermediary or the Investor(s) without an opinion from legal counsel attesting that such announcement or dissemination will not void the private placement exemption or violate Regulation D, Section 4(2) or Section 5 of the Securities Acts of the U.S. This offer would be an "All or None" offering. Should the full offering not be committed to, this offer would be rescinded and any terms become null and void.

INTRODUCTION
This Unit Subscription Agreement (the "AGREEMENT"), dated as of (SIGNING DATE) is made and entered into by and among Liberty Coal Energy, a corporation (the "COMPANY"), and each of those persons and entities, severally and not jointly, whose name(s) are set forth on the Signature Page hereto (which persons and entities are herein referred to as the "INVESTOR(S)").

RECITALS

WHEREAS: the Company has authorized the sale and issuance of an aggregate number of shares of Common Stock of the company for an amount of equity investment in a unit placement consisting of Common Shares and Warrants (to acquire additional Common Shares) set at prices to be specified in this agreement;

WHEREAS: each Investor(s) desires to purchase from the Company, and the Company desires to issue and sell to each Investor(s), certain Units consisting of shares of the Common Stock plus a specified number of Warrants as described in, and on the terms and conditions of this Agreement;

NOW, THEREFORE: in consideration of the promises and the mutual agreements, covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:

1.   DEFINITIONS AND CONSTRUCTION

1.1. DEFINITIONS. As used in this Agreement, the following terms shall have the indicated meanings:

"ACCOUNT MANAGEMENT AGREEMENT" ("AMA") is that agreement to enlist a third party Intermediary to administer the Use of Proceeds disbursements. This Agreement will be add ended to that AMA.

"ADVISOR" means Catwalk Capital, LLC who has been retained by the Investor(s) as their purchasing representative.

"BOARD" shall mean the Board of Directors of the Company.

"CLOSING" is the transfer of the cash payment to the Company against the delivery of the certificates representing the Common Shares and the Warrants to the Investor(s) as specified in Section 2.2 of this Agreement.

"CLOSING  DATE" shall be that date which  Closing has  occurred as  specified in
Section 2.2 of this Agreement. Closing shall be evidenced by a letter from Intermediary detailing the closing and the availability of funds (the "CLOSING NOTIFICATION").

"COMMON STOCK" shall mean the Company's common stock, par value $0.001 per share.

"COMMON STOCKHOLDERS" shall mean any holder of common shares.

"COMPANY" has the meaning specified in the Preamble to this Agreement.

FINANCIAL STATEMENT(S): are those financial reporting documents of the Company produced according to GAAP and US securities regulations.

GAAP: shall mean Generally Accepted Accounting Principles as defined by the Financial Accounting Standards Board ("FASB").

INVESTOR STOCK: shall mean: (i.) the shares of Common Stock issued to an Investor(s) hereunder or otherwise owned by such Investor(s), (ii.) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution on or with respect to, or in replacement of, any shares of Common Shares referred to in (i.) and (ii.) above and (iii.) the Warrants to buy common shares which are attached to the Units.

LEGEND, LEGENDED: is that stamp applied or affixed to a securities instrument by the issuer or the issuers Transfer Agent which states any and all restrictions on the shares.

MATERIAL ADVERSE EFFECT: shall mean, with respect to any Person, a material adverse effect on the business, prospects, assets, financial condition or results of operations of such Person and its subsidiaries, if any, taken as a whole.

TRANSFER AGENT: is that company retained by the Company to manage the transfer of its shares of stock.

PERSON: shall mean an individual, corporation, partnership, limited liability company or partnership, association, trust, joint venture or other entity.

PURCHASE  PRICE:  is that price paid per Unit  purchased a specified  in Section
2.1.2 of this Agreement.

RESTATED   CERTIFICATE:   shall  mean  the  Company's  Restated  Certificate  of
Incorporation available for inspection upon request.

SEC: shall mean the United States Securities and Exchange Commission.

TRANSACTION DOCUMENTS: are the Memorandum of Terms (the "MOT"), this Unit Subscription Agreement (the "USA") and the Account Management Agreement (the "AMA").

UNIT: shall mean those shares of Common Stock which converts into Common Stock and Warrants to purchase additional shares of the Company's Common Stock which are combined for sale as per Section 2.1.1.

WARRANTS: are those instruments which can be exchanged along with a set dollar amount for common shares of stock as specified in Section 2.1.1. Warrants will be registered with the Preferred Shares so that upon exercise, they will be unrestricted.

1.2 Construction
In construing this Agreement, the following principles shall be followed:
(a) the terms "herein," "hereof," "hereby," and "hereunder," or other similar terms refer to this Agreement as a whole and not only to the particular Article or other subdivision in which any such terms may be employed;
(b) a reference to any Person shall include such Person's predecessors and successors;
(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP;
(d) no consideration shall be given to the captions of the articles, sections, subsections, or clauses, which are inserted for convenience in locating the provisions of this Agreement and not as an aid in its construction;
(e) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(f) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions;
(g) a defined term has its defined meaning throughout this Agreement, regardless of whether it appears before or after the place in this Agreement where it is defined;
(h) the plural shall be deemed to include the singular, and vice versa;
(i) each exhibit, attachment, and schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any exhibit, attachment, or schedule, the provisions of the main body of this Agreement shall prevail; and
(j) a reference to the Company shall mean Liberty Coal Energy; and
(k) references to Section or Sections contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement; and
(l) for purposes of clarity, the term Section used alone to refer to a location in a document shall, unless modified by the Title of a specific document which is separate from this Agreement, be taken as identifying a location within this Agreement.

2.   PURCHASE AND SALE OF UNITS.

2.1 ISSUANCE AND SALE OF UNITS CONSISTING OF COMMON STOCK AND WARRANTS; PURCHASE PRICE.

2.1.1 STRUCTURE:
Subject to and upon the terms and conditions set forth in this Agreement, at the Closing the Company will issue and sell individually and not jointly, to the Investor(s), and the Investor(s), severally and not jointly, shall purchase from the Company that number of Units consisting of (i.) shares of Common Stock (the "Shares"), and, (ii) (Warrants to purchase additional Common Shares (the "Warrant") at such prices and in such amounts as are set forth opposite their respective Warrant Series name in Figure 1 hereto, and an expiration date of forty eight (48) months following registration or 24 months following final disbursement of capital from this offering whichever is longer.

(Unit Structure (Figure 1))

               OFFERING TOTAL                                                                            UNIT
-----------------------------------------------------------------------                            ---------------
UNITS                           TOTAL UNIT PURCHASE                                                PRICE PER. UNIT
-----                           -------------------                                                ---------------
1000                               $ 9,196,500.00                                                   $ 9,196.50

         TOTAL COMMON SHARES    DILUTION EQUITY %    COMMON AVG. PRICE
         -------------------    -----------------    -----------------
              237,732,600            44.30%               $ 0.04

NUMBER OF INVESTORS       TOTAL WARRANTS       TOTAL WARRANT EXERCISE      AVG. WARRANT PRICE    COMMON SHARES PER UNIT
-------------------       --------------       ----------------------      ------------------    ----------------------
     10                    250,095,421            $ 18,393,000.00               $ 0.11                  237,733

COMMON TO REGISTER(1)       BREAKOUTS              FULL DILUTION %(2)                              WARRANTS PER UNIT(3)
---------------------       ---------              ------------------                              ------------------
   77,263,714                  36                       61.05%                                            250,095

2.1.2 PAYMENT:
The Investor(s), severally and not jointly, shall individually purchase that number of Units as is set next to their names on the Signature Page and such cost per Unit as specified in Figure 1. In consideration of the sale of these Units, and in reliance on the representations and warranties herein provided by the Company for the benefit of the Investor(s), the Investor(s) shall deliver their portion of the agreed to Total Unit Purchase (the "Purchase Price") as is set forth in Figure 1 above. Payment of the Purchase Price, of both the Unit Subscription Agreement and the Warrant exercise, shall be made to the Company's Cash Account with the Intermediary as specified in the AMA which will monitor the capital disbursement.

2.1.3 ALL OR NONE:
This is an "All or None" offering. Should the requisite number of Units to fulfill the entire offering not be subscribed to, the offering will not close.

2.2 CLOSING; DELIVERIES.
(a) The closing of the sale and purchase of the Units hereunder (the "CLOSING") shall take place at the offices of the Intermediary, Elco Securities, Ltd. in Abaco, Bahamas. The date of the Closing is hereinafter referred to as the "CLOSING DATE". Such Closing shall be evidenced by a letter from the Intermediary attesting to the Closing and stating the available capital to the Company in their account (the "CLOSING NOTIFICATION").

(b) At the Closing, the Company shall deliver, or cause to be delivered, to each of the Investor(s), (i.) certificates evidencing the Common Shares being purchased by such Investor(s) as called for in the AMA, registered in the name of such Investor(s), against payment to the Company of the Purchase price by such Investor(s), (ii.) the Warrants being purchased by such Investor(s) against payment to the Company of the Purchase Price by such Investor(s), (iii.) a corporate resolution authorizing the offering, closing and submission to the Account Management Agreement and (iv.) an opinion letter stating that the offering is an obligation of the company and that the offering has been completed according to applicable securities regulations.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The company hereby represents and warrants to the Investor(s) that the statements contained in this Section 3 are true and correct representations and warranties of the Company which the Investor(s) may rely on.

3.1 INCORPORATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Nevada. The Company has full corporate power and all lawful authority to own, lease and operate its properties and assets and to carry on its business as presently conducted or as proposed to be conducted. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties or the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not reasonably be expected to have a Material Adverse Effect.

3.2 CAPITALIZATION. The Capitalization Table in Section 3.2.1 and 3.2.2, sets forth a true and complete model of the Common and Preferred Stock of the Company authorized and outstanding as of the date hereof. There are no shares of Common Stock or Preferred Stock held in the Company's treasury which are not included herein. The Capitalization Table of the Company (immediately prior to the Closing) consists of:

Current Authorized                 1,500,000,000
Current Outstanding                   60,566,667
Option and Warrant Conversion            566,667
Converted Preferred                           --
                                   -------------
Fully Diluted                         61,133,334

3.2.1 COMMON SHARES.
As of the date of this representation, and inclusive only of those instruments already authorized or issued, the capital structure of Common Shares is as follows:
(Common Share Chart)

Current Authorized                 1,500,000,000
Current Outstanding                   60,566,667
Option and Warrant Conversion            566,667
Converted Preferred                           --
                                   -------------
Fully Diluted                         61,133,334

3.2.2 PREFERRED SHARES.
As of the date of this representation, and inclusive only of those instruments already authorized or issued, the capital structure of Preferred Shares is as follows:
(Preferred Share Chart)
No Preferred Shares Issued

3.2.3 AUTHORIZATION OF PRESENT CAPITALIZATION. All of the issued, issuable and outstanding shares of Common have been duly authorized and validly issued and issuable and are fully paid and non-assessable with no liability attached to the ownership thereof. All shares of Common Stock, Preferred Stock and all other outstanding securities of the Company have been issued in compliance with all applicable federal and state securities laws.

3.2.4 OUTSTANDING ITEMS. Except as provided for herein: (i.) there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments or other agreements or arrangements of any character or nature whatsoever under or pursuant to which the Company is or may become obligated to issue any shares of its capital stock, (ii.) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any distribution in respect thereof, (iii.) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company and (iv.) the Company has no obligation (contingent or otherwise) to issue any subscription, option, warrant, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidence of indebtedness or assets of the Company.

3.2.5 CAPITALIZATION TABLE ALTERATION. The company does not plan to increase its total authorized or issue any additional shares or warrants.

3.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other Corporation except for Liberty Coal Energy Kentucky, LLC located at 2100 Palomar Airport Rd, Suite 214, Carlsbad CA 92011. Liberty Coal Energy Kentucky, LLC is a wholly owned subsidiary of Liberty Coal.

3.4 AUTHORITY; DUE AUTHORIZATION. The Company has the full right, power and authority to execute and deliver this Agreement and the Transaction Documents, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the Transaction Documents, the performance by the Company of its obligations hereunder and thereunder, including the authorization, issuance and delivery of the Shares, and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary director and stockholder action in respect thereof. No other proceedings on the part of the Company, its officers, directors or stockholders, are necessary to authorize the execution and delivery of this Agreement or the Transaction Documents and the performance by the Company of its obligations hereunder or thereunder. This Agreement is and each of the Transaction Documents has been, or, when executed will be, duly executed and delivered by the Company. This Agreement constitutes, and each of the Transaction Documents when executed will constitute, a valid and binding obligation of the Company, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditor's rights generally and to general equitable principles.

3.5 VALID ISSUANCE OF SECURITIES.

(a) The Units, when issued, sold and delivered in accordance with the terms of this Agreement shall be duly and validly issued, fully paid and non-assessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Stockholders' Agreement and applicable state and federal securities laws. The underlying shares will be issued under rule 144 and shall be restricted from sale for a period of six (6) months or until such date as a registration statement filed with the US Securities and Exchange Commission is filed and accepted.

(Section 3.5 Continued)

(b) The Shares, when issued, will have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Shares, this Agreement and the Restated Certificate, shall be duly and validly issued, fully paid and non-assessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Stockholders' Agreement and applicable federal and state securities laws.

3.6 STOCKHOLDER AGREEMENTS. Except as provided in this Agreement and the other Transaction Documents, there are no agreements, written or oral, between the Company and any current holder of its securities, or to the Company's knowledge, among any holders of its securities, relating to the acquisition (including, without limitation, rights of first refusal, anti-dilution or preemptive rights), disposition, registration under the Securities Act, or voting of the Common Stock or Preferred Stock.

3.7 GOVERNMENTAL CONSENTS. All consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any federal, state or local governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein have been obtained and are effective, except for such filings required to be made after the Closing under applicable federal and state securities laws, which shall be timely made within the applicable periods therefore.

3.8 COMPLIANCE WITH OTHER INSTRUMENTS.

(a) The Company is not in, nor shall the conduct of its business as proposed to be conducted, result in, any violation, breach or default of any term of its Certificate of Incorporation, By-Laws or any judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company its business or operations or any of its assets or properties.

(b) The execution and delivery by the Company of this Agreement and the Transaction Documents, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby shall not: (i.) conflict with or violate any provision of its Certificate of Incorporation or By-Laws, (ii.) conflict with, result in a breach of, or constitute (with or without due notice or lapse of time or both) a default under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract to which the party is a contract or (iii.) constitute an event which results in the creation of any lien, claim, encumbrance, security interest or charge upon any asset of the Company, the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.9 FINANCIAL STATEMENTS; LIABILITIES. The Company has made available to the Investor(s) the balance sheet of the Company and the income statement of the Company for the last 2 years (collectively, the "FINANCIAL STATEMENTS"). Any and all public financials as listed on Edgar are also at the disposal of the investor. Such Financial Statements (i.) were prepared from the books and records of the Company; (ii.) are true, correct and complete; and (iii.) present fairly, in all material respects, the financial condition and results of operations of the Company as of the date or dates and for the period or periods therein specified. The books of account and other financial records of the Company are in good order and have been properly maintained in all material respects.

3.10 FULL DISCLOSURE. The Company has provided the Investor(s) with all information required by the Securities Regulations, which the Company is subject to, in connection with the Investor(s) decision to purchase the Shares.

3.11 COMPLIANCE. The Company represents that they understand that this document may or may not satisfy their requirements of compliance with state or federal law, corporate, securities or other, and they are representing that they have obtained sufficient legal counsel to instruct them on what additional items, if any, that will be required of them to properly complete this Agreement. The Company further represents that initial drafting of this and the accompanying
AMA, in no way obfuscates their responsibilities to complete and file the appropriate forms and notifications with the appropriate reporting entities to be in compliance with those laws and regulations.

4. REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR(S). The Investor(s) hereby represents and warrants, severally and not jointly, to the Company that:

4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Investor(s) has been duly formed and/or incorporated and is validly existing and in good standing under, and by virtue of, the laws of the jurisdiction of its organization or incorporation, as the case may be, and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

4.2 ACCREDITATION. The Investor(s) is an "Accredited Investor(s)" as defined in Rule 501(a) of the United States Securities Act of 1933(See Exhibit A) and has sought investment advice on this transaction from a registered securities advisor or legal advisor who has opined that the investment is suitable for the Investor, and is acquiring the Shares for their own account.

4.3 INVESTIGATION; CONSIDERATION OF RISKS. The Investor(s) acknowledges that it has had an opportunity to examine the business, affairs and current prospects of the Company and has had access to information about the Company that it has requested as represented by the Company in their uploads to the Due Diligence Portal provided by the Advisor. The Investor(s) further acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant hereto. The Investor(s) has such knowledge or experience in financial and business matters that it is capable, either alone or together with its financial and/or legal advisor(s), if any, of evaluating the merits and risks of investing in the Company. The Investor(s) realizes that this investment involves a high degree of risk, including the risk of loss of all investment in the Company. The Investor(s) is able to bear the economic risk of the investment, including the total loss of such investment. The Investor(s) is experienced and knowledgeable in financial and business matters to the extent that the Investor(s) is capable of evaluating the merits and risks of the prospective investment in the Shares.

4.4 REGISTRATION; RESTRICTED SECURITIES. The Investor(s) represents that they are acquiring such securities for investment purposes only. Each Investor(s) understands that the Shares are restricted securities within the meaning of Rule 144 under the Securities Act and that the Shares could be held for a period of six months or until such time as those shares are registered for sale under the Securities Act or an exemption from such registration is available. The

Investor(s) further understands that among the conditions for use of Rule 144 may be the availability of current public information about the Company and that such information is not now available.

The Investor(s) understands that the company shall at its earliest convenience, but not later than 3 months following the purchase of these securities, use its best efforts to perform a registration of these securities to remove the restrictive legends and allow for sale of such securities unless such securities have become by way of Rule 144, free trading. The Investor(s) shall be registered as selling shareholders.

Nothing herein will prohibit the Investor(s) from holding their securities for any period of time as they reasonably see fit. The Investor(s) hereby represents that they will be making investment decisions separate from any other investor and nothing in this Agreement or the AMA has the effect of comingling the individual Investor(s) shareholdings or decision making processes. The location or proximity of signatures on this document are not a representation of the pooling of interests and have been obtained individually from any signing Investor(s).

4.5 RESTRICTIVE LEGENDS. It is understood that the certificates representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form or other form as required by law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

4.6 AUTHORITY. The Investor(s) has the full right, power and authority to execute and deliver this Agreement and the Transaction Documents, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery by the Investor(s) of this Agreement and the Transaction Documents, the performance by the Investor(s) of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary limited liability company action in respect thereof on the part of the Investor(s). No other proceedings on the part of the Investor(s) are necessary to authorize the execution and delivery of this Agreement or the Transaction Documents and the performance by the Investor(s) of their obligations hereunder or thereunder. This Agreement is, and the Transaction Documents have been, or, when executed will be, duly executed and delivered by the Investor(s). This Agreement constitutes, and each of the Transaction Documents when executed will constitute, valid and binding obligations of each of the Investor(s), enforceable against each Investor(s) in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditor's rights generally and to general equitable principles.

4.7 NO PUBLIC MARKET. The Investor(s) understands that limited or no public market now exists for any of the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

5.  AFFIRMATIVE   COVENANTS  OF  THE  COMPANY.  The  Company  covenants  to  the
Investor(s) as follows:

5.1 REMOVAL OF RESTRICTIVE LEGEND. The legend set forth in Section 4.5 above shall be removed by the Company and its transfer agent from any certificate evidencing the Shares upon delivery to the Company of an opinion of counsel "Legal Opinion" that a registration statement under the Securities Act is at that time in effect with respect to the Shares or that the Shares can be freely transferred in a public sale without such a registration statement being in effect and that such transfer shall not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares. The Company shall bear the costs of obtaining any legal opinions or other documents necessary to enact such legend removal. Should the Investor(s) be forced to obtain such Legal Opinion independently, such costs shall be reimbursed to them by the Company.

5.2 BASIC FINANCIAL INFORMATION AND REPORTING.

(a) The Company will maintain true books and records in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with GAAP consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under GAAP consistently applied.

(b) As soon as practicable, and within ninety (90) days thereafter, the Company will furnish the Investor(s) with an audited balance sheet of the Company, as at the end of such fiscal year, and audited statements of income and cash flows of the Company, for such year, all prepared in accordance with GAAP consistently applied. The provision of these statements may be in direct mailings or public filings with the US Securities and Exchange Commission.

5.3 INSPECTION RIGHTS. For so long as any Investor of this offering and its affiliates collectively hold at least 10% of the outstanding shares of Stock (as adjusted pursuant to Section 8.14 hereof), that Investor shall have the right to participate as a non-voting observer during all meetings of the Company's Board, visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times during business hours and as often as may be reasonably requested. The rights granted hereby shall be in addition to, and not in limitation of, any rights afforded stockholders under the General Corporation Law of the State of Delaware. The Investor understand that any such action could put them in an insider position of information and as such, if such rights are executed upon by the investor that they may be restricted from sales of securities until such time as the information they are in possession of has become public. In no way does this right in and of itself put the investors in an insider position and election to execute on this right is at the sole discretion of the investor. The Investor shall notify the Company in writing 90 days in advance of such election to participate or to inspect.

5.4 SECURITIES FILINGS. The Company shall timely make, within the applicable periods therefore, all filings required to be made after the Closing under applicable federal and state securities laws in connection with the offer and sale of the Shares.

6. OBLIGATIONS OF THE COMPANY AT CLOSING. At the Closing, the Company shall deliver to the Investor(s) the following:

(a) A copy of the Certificate of Incorporation to demonstrate the Company's Good Standing as of the Closing Date, certified by the Secretary of the Company; and

(b) By-Laws of the Company, certified by its Secretary or Assistant Secretary, as in effect as of the Closing Date; and

(c) Signed copies of this Unit Subscription Agreement; and

(d) Resolutions of the Board and stockholders, if required by corporate by laws, of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

(e) An attorney opinion letter stating that the corporate action is a binding commitment on the corporation and that the offering is in compliance with applicable securities regulations; and

(f) The Warrants; and

(g) Certificates representing the Shares.

7. OBLIGATIONS OF THE INVESTOR(S) AT CLOSING. At the Closing, the Investor(s) shall deliver to the Company, via the Intermediary, the following:

(a) The aggregate purchase price required to be paid by each Investor(s) with respect to its purchase of the Shares hereunder.

(b) A Signed Unit Subscription Agreement from each investor. (The Intermediary may gather the required signatures on one document or separate documents. The collection of signatures on one document does not indicate pooling of interest or integration of investment decision processes among the Investor(s).)

8. MISCELLANEOUS.

8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations and warranties in this Agreement, including any rights arising out of any breach of such representations and warranties, shall survive the Closing for a period of two years. All covenants in this Agreement, including any rights arising out of any breach thereof, shall survive the Closing for the periods specified in
Section 5; provided that if no period is specified such covenants shall survive indefinitely.

8.2 TRANSFER; SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the Investor(s). The Company may not assign its rights and obligations hereunder without the consent of the Investor(s). The provisions of this Section 8.2 shall not limit the Investor(s)' ability to assign their rights and obligations under any Transaction Document.

8.3 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of the Bahamas, without giving effect to principles or conflicts of law. All parties submit to the venue of Nassau Bahamas for any court actions. No party shall act to contravene such venue or rule of law.

8.4 COUNTERPARTS. This Unit Subscription Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterpart numbering is included on Page 1 of this document and all subsequent pages identified by the Reference Number at the bottom of each page.

8.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.6 NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications under this Agreement shall be in writing and shall be conclusively deemed delivered and effective (i.) when hand delivered to the other party, (ii.) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (iii.) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (iv.) in the case of a facsimile transmission, upon transmission thereof by the sender and the issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error; provided, however, that the sender shall contemporaneously mail a copy of the notice to the addressee by the method provided for in (i.) or (ii.) above, but such mailing shall in no way alter the time at which the notice sent by facsimile transmission is deemed received, in each case to the intended recipient as set forth below:

If to the Company, at

Liberty Coal Energy
99 18th Street, Suite 3000
Denver, Colorado 80202
Attention: Secretary
Facsimile: 1-530-548-7369

Investor(s) Notification addresses are located in Appendix A. The Investor(s) may choose to utilize the Intermediary to receive and distribute notifications as a third party verification of receipt of such notices. The utilization of this option does not indicate or represent that the Investor(s) are acting jointly or have pooled interests.

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

8.7 COMPANY EXPENSES. The Company shall bear its own costs for the preparation of this Agreement.

8.8 INVESTOR(S) EXPENSES. The Investor(s) shall have their expenses reimbursed monthly up to a maximum of $3,500.00 per month and any associated expenses for Breakup should the transaction not carry forward. Such expenses shall be billed through the Advisor. The Advisor shall be reimbursed $3,500.00 per month for expenses in regard to the preparation, monitoring and consulting for this offering.

8.9  AMENDMENTS  AND WAIVERS.  Any term of this Agreement may only be amended in
writing,   and  such  written  agreement  is  signed  by  the  Company  and  the
Investor(s).

8.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms. Any exclusion of a provision from this Agreement that has the effect of decreasing the Investor(s) protections afforded herein, will not affect the protections afforded in the AMA.

8.11 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.12 ENTIRE AGREEMENT. This Agreement and the documents referred to herein, such as, but not limited to the AMA, including Exhibits and Appendices, constitute the entire agreement between the parties hereto, pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

8.13 CONFIDENTIALITY. The Investor(s) agree that they will keep confidential and will not disclose, divulge or use for any purpose other than to evaluate and monitor their investment in the Company any confidential, proprietary or secret information which the Investor(s) may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Investor(s) pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder or under any Transaction Document ("CONFIDENTIAL INFORMATION" ), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this Section 8.13 by the Investor(s)); provided, however, that the Investor(s) may disclose Confidential Information (i.) to their attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with evaluating and monitoring the Investor(s)' investment in the Company, (ii.) in connection with any legal proceeding relating to this Agreement or any of the Transaction Documents or (iii.) as may otherwise be required by law, provided that the Investor(s) take reasonable steps to minimize the extent of any such required disclosure. Subject to the provisions of this Section 8.13, the Investor(s) shall use, and shall use their best efforts to ensure that their authorized representatives use, the same degree of care as the Investor(s) use to protect their own confidential information to keep confidential any Confidential Information furnished to them, except that the Investor(s) may disclose such Confidential Information to any partner, member, subsidiary or parent of the Investor(s) so long as such partner, member, subsidiary or parent is advised of the confidentiality provisions of this Section 8.13. The Company shall notify Investor(s) prior to delivery of any information which would place the Investor(s) in an insider knowledge position and await confirmation that such information delivery is acceptable to the Investor(s). Any Confidential information shall be stamped or labeled as "Confidential".

8.14 ADJUSTMENTS FOR STOCK SPLITS, ETC. Where in this Agreement there is a reference to a specific number of shares of Investor(s) Stock, then, upon the occurrence of any subdivision, combination, stock dividend or stock split, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect of such subdivision, combination, stock dividend or stock split on the outstanding shares of stock.

8.15 LEGAL FEES. If any Action is necessary to enforce or interpret the terms of this Agreement or any of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.16 BANKRUPTCY. Should the Company be placed, either voluntarily or involuntarily, into a bankruptcy proceeding prior to full funds delivery from the Cash Account to the Companies Working Account, such proceeding will have no effect on the delivery of capital and will leave this Agreement and the AMA in full force and effect unless a negotiated alteration to such documents in established and signed by the Investor(s), Intermediary and the Company. The Courts must obtain the Intermediaries and the Investor(s) agreement to any modification of the Use of Proceeds, terms or release schedule.

IN WITNESS HEREOF, the Company has executed this Unit Subscription Agreement as of the date listed.

THE COMPANY:

Liberty Coal Energy
99 18th Street, Suite 3000, Denver CO
Denver, Colorado 80202

Signature: /s/ Robert Malasek      Date: 08.17.12

By:    Robert Malasek
Title: CFO

IN WITNESS HEREOF, the Investor(s) have executed this Unit Subscription Agreement as of the date listed.

                                    EXHIBIT A

                US Securities Act of 1933, Regulation D, Rule 501

Rule 501 -- Definitions and Terms Used in Regulation D

As used in Regulation D, the following terms shall have the meaning indicated:

A. Accredited investor. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:
     1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
     2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
     3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
     4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
     5. Any natural person who has individual net worth, or joint net worth with the person's spouse, that exceeds $1 million at the time of the purchase, excluding the value of their primary residence;
     6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
     7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and
     8. Any entity in which all of the equity owners are accredited investors

                                    EXHIBIT B

                             (Intentionally Omitted)

                                    EXHIBIT C

                          Warrant Exercise Notification

--------------------------------------------------------------------------------
                            Warrant Exercise Notice
================================================================================

ELCO SECURITIES, LTD.

Account                                            Liberty Coal Energy Corp.
                                                   Robert T. Malasek
                                                   99 18th Street, Suite 3000
                                                   Denver, CO 80802

Ref#                                               530362-102 LBTG

Date:                                              6/25/2012


  The undersigned, Elco Securities, Ltd., under the direction from the Account Management Agreement #(AMA#) signed on (Signing Date), hereby servers notice that the Investors listed irrevocably elect to purchase the underlying free trading shares listed herein for the Purchase Price and to that amount of
                              Common Shares Stated.
================================================================================

             Warrant       Warrant Shares        Remaining         Purchase
Investor     Series         to Exercise        Series Shares        Price

--------------------------------------------------------------------------------

                                    EXHIBIT D

                               Memorandum of Terms



                                       21